Exhibit 10.1

FIFTH AMENDMENT
TO CREDIT AND GUARANTY AGREEMENT

THIS FIFTH AMENDMENT TO CREDIT AND GUARANTY AGREEMENT (this “Amendment”) is dated as of March 31, 2017 and is entered into by and among TERRAFORM GLOBAL OPERATING, LLC, a Delaware limited liability company (“Borrower’’), the other Credit Parties party hereto, and GOLDMAN SACHS BANK USA (“Goldman Sachs”), as Administrative Agent (“Administrative Agent”), and is made with reference to that certain CREDIT AND GUARANTY AGREEMENT dated as of August 5, 2015 (as amended through the date hereof, the “Credit Agreement”) by and among Borrower, TERRAFORM GLOBAL, LLC, a Delaware limited liability company, the subsidiaries of Borrower named therein, the Lenders, the Administrative Agent, Collateral Agent and the other Agents named therein. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement after giving effect to this Amendment.
RECITALS
WHEREAS, pursuant to Section 2.13(b) of the Credit Agreement, Borrower has permanently reduced the Revolving Commitments to $0 on the date hereof; and
WHEREAS, pursuant to Section 10.5(a) of the Credit Agreement, the Administrative Agent and the Borrower have agreed to amend the Credit Agreement as set forth herein to cure certain ambiguities, omissions, defects and/or inconsistencies arising from such reduction of the Revolving Commitments.
NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:
SECTION I.    AMENDMENTS TO CREDIT AGREEMENT
A.    The definition of “Lender Counterparty” set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“Lender Counterparty” means each Lender, each Agent and each of their respective Affiliates counterparty to a Hedge Agreement prior to the Fifth Amendment Effective Date (including any Person who is an Agent or a Lender (and any Affiliate thereof) as of the Closing Date but subsequently, whether before or after entering into a Hedge Agreement, ceases to be an Agent or a Lender, as the case may be); provided, at the time of entering into a Hedge Agreement, no Lender Counterparty shall be a Defaulting Lender or a Disqualified Lender.
B.    The definition of “Requisite Lenders” set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Requisite Lenders” means one or more Lenders having or holding Revolving Exposure and representing more than 50% of the aggregate Revolving Exposure of all Lenders; provided that the amount of Revolving Exposure of all Lenders shall be determined by disregarding the Revolving Exposure of any Defaulting Lender; provided further that, following the Fifth Amendment Effective Date, the Administrative Agent alone shall constitute Requisite Lenders (or such other Lenders as may be required to approve or take any actions under this Agreement or any other Credit Document) for purposes of this Agreement and each of the other Credit Documents.
C.    Section 1.1 of the Credit Agreement is hereby amended to add the following defined term in appropriate alphabetical order:
“Fifth Amendment Effective Date” shall have the meaning assigned to such term in that certain Fifth Amendment to Credit and Guaranty Agreement, dated as of March 31, 2017, by and among Borrower, the Administrative Agent and the other Credit Parties party thereto.

D.    Section 5.1 of the Credit Agreement is hereby amended by adding the following Section 5.1(r):
“(r)    Notwithstanding anything herein to the contrary, following the Fifth Amendment Effective Date, (i) Holdings shall not be required to deliver the items set forth in Section 5.1(b), (c), (d), (e), (i) and (p) and (ii) Holdings shall deliver the items set forth in Section 5.1(m) within 90 days after the end of each Fiscal Year.”
E.    Section 6.7 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“6.7     [Reserved].”

F.    For the avoidance of doubt (i) the determination of any Event of Default pursuant to Section 8.1 of the Credit Agreement shall be made in light of and after giving effect to Section 5.1(r) of the Credit Agreement and (ii) any requirement for pro forma compliance with any provision of Section 6.7 of the Credit Agreement (as in effect prior to the Fifth Amendment Effective Date) shall be deemed satisfied following the Fifth Amendment Effective Date.
SECTION II.    CONDITIONS TO EFFECTIVENESS
This Amendment shall become effective as of the date hereof only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “Fifth Amendment Effective Date”):
A.    Execution. Administrative Agent shall have received a counterpart signature page of this Amendment duly executed by each of the Credit Parties, the Administrative Agent and the Collateral Agent.

B.    Representations and Warranties. The representations and warranties contained in Section III hereof and in Sections 4.1, 4.2, 4.3, 4.4, 4.5, 4.6, and 4.25 of the Credit Agreement shall be true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof.
C.    Default. As of the date hereof, after giving effect to this Amendment, no event shall have occurred and be continuing or would result from the effectiveness of this Amendment that would constitute an Event of Default or a Default.
D.    Fees. The Administrative Agent shall have received, or shall have received satisfactory confirmation of payment of, all fees and other amounts due and payable on or prior to the Fifth Amendment Effective Date, including, to the extent invoiced, all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder or under any other Credit Document.
E.    Commitment Reduction. The Revolving Commitments shall be permanently reduced to $0, and the aggregate amount of all Loans outstanding shall be $0.
SECTION III.    REPRESENTATIONS AND WARRANTIES
In order to induce Administrative Agent to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, each Credit Party party hereto represents and warrants to Administrative Agent that the following statements are true and correct in all respects:
A.    Corporate Power and Authority. Each Credit Party party hereto has all requisite power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the “Amended Agreement”) and the other Credit Documents.
B.    Authorization of Agreements. The execution and delivery of this Amendment and the performance of the Amended Agreement and the other Credit Documents have been duly authorized by all necessary action on the part of each Credit Party.
C.    No Conflict. The execution and delivery by each Credit Party of this Amendment and the performance by each Credit Party of the Amended Agreement and the other Credit Documents do not and will not (i) violate (A) any provision of any law, statute, rule or regulation, or of the certificate or articles of incorporation or partnership agreement, other constitutive documents or by-laws of Borrower or any Credit Party or (B) any applicable order of any court or any rule, regulation or order of any Governmental Authority, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any Contractual Obligation of the applicable Credit Party, where any such conflict, violation, breach or default referred to in clause (i) or (ii) of this Section III.C., individually or in the aggregate could reasonably be expected to have a Material Adverse Effect, (iii) except as permitted under the Amended Agreement, result in or require the creation or imposition of any Lien upon any of the properties or assets of any Credit Party (other than any Liens created under any of the Credit Documents in favor of Collateral Agent on behalf of Lenders), or (iv) require any approval of stockholders or partners or any approval or consent of any Person under any Contractual Obligation of any Credit Party, except for such approvals or consents which will be obtained on or before the date hereof and except for any such approvals or consents the failure of which to obtain will not have a Material Adverse Effect.
D.    Governmental Consents. No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the execution and delivery by each Credit Party of this Amendment and the performance by each Credit Party of the Amended Agreement and the other Credit Documents, except for such actions, consents and approvals the failure to obtain or make which could not reasonably be expected to result in a Material Adverse Effect or which have been obtained and are in full force and effect.
E.    Binding Obligation. This Amendment and the Amended Agreement have been duly executed and delivered by each of the Credit Parties party hereto and thereto and each constitutes a legal, valid and binding obligation of such Credit Party, to the extent a party hereto and thereto, enforceable against such Credit Party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors’ rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
F.    Incorporation of Representations and Warranties from Credit Agreement. The representations and warranties contained in Sections 4.1, 4.2, 4.3, 4.4, 4.5, 4.6, and 4.25 of the Amended Agreement are and will be true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof.
G.    Absence of Default. After giving effect to this Amendment, no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Default.
H.    Lender Counterparties. As of the date hereof, the only Lender Counterparties under the Credit Agreement and the other Credit Documents are Goldman Sachs Bank USA, Citibank, N.A., Morgan Stanley Capital Services LLC and J. Aron & Company.

SECTION IV.    ACKNOWLEDGMENT AND CONSENT; REAFFIRMATION

Each Credit Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Credit Party hereby confirms and reaffirms that each Credit Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Credit Documents the payment and performance of all “Obligations” and “Secured Obligations”, as applicable, under each of the Credit Documents to which it is a party (in each case as such terms are defined in the applicable Credit Document).
Each Credit Party acknowledges and agrees that, after giving effect to this Amendment, any of the Credit Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. As of the Fifth Amendment Effective Date, each Credit Party reaffirms each Lien it granted to the Collateral Agent for the benefit of the Secured Parties, and any Liens that were otherwise created or arose under each of the Credit Documents to which such Credit Party is party and reaffirms the guaranties made in favor of each Secured Party under each of the Credit Documents to which such Credit Party is party, which Liens and guaranties shall continue in full force and effect during the term of the Credit Agreement and any amendments, amendments and restatements, supplements or other modifications thereof and shall continue to secure the Obligations of the Borrower and the other Credit Parties under any Credit Document, in each case, on and subject to the terms and conditions set forth in the Credit Agreement and the Credit Documents.
Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Credit Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Credit Document shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement.
SECTION V.    MISCELLANEOUS
A.    Reference to and Effect on the Credit Agreement and the Other Credit Documents.
(i)    On and after the Fifth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.
(ii)    Except as specifically amended by this Amendment, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.

(iii)    The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent under, the Credit Agreement or any of the other Credit Documents.
B.    Headings. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.
C.    Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF AND ANY DETERMINATIONS WITH RESPECT TO POST-JUDGMENT INTEREST) SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.
D.    Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic format (i.e., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment.
E.    Credit Document. This Amendment shall constitute a Credit Document.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

TERRAFORM GLOBAL, LLC
By: /s/ Rebecca Cranna
Name: Rebecca Cranna
Title: Executive Vice President and     Chief Financial Officer

TERRAFORM GLOBAL OPERATING, LLC
By: /s/ Rebecca Cranna
Name: Rebecca Cranna
Title: Executive Vice President and     Chief Financial Officer

EM HOLDINGS 18, LLC
By: TerraForm Global Operating, LLC, its managing member
By: /s/ Rebecca Cranna
Name: Rebecca Cranna
Title: Executive Vice President and     Chief Financial Officer

[Signature Page to Fifth Amendment]

SE EMERGING MARKETS SOLAR HOLDINGS PTE. LTD.
By: /s/ Krishna Subramanian Iyer
Name: Krishna Subramanian Iyer
Title: Director

TERRAFORM GLOBAL INTERNATIONAL HOLDINGS B.V.
By: /s/ Sander Rep
Name: Sander Rep
Title: Managing Director

[Signature Page to Fifth Amendment]

GOLDMAN SACHS BANK, USA, as Administrative Agent and Collateral Agent

By: /s/ Douglas Tansey
Authorized Signatory

[Signature Page to Fifth Amendment]